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                                                                 Exhibit 10.48

                               SECURITY AGREEMENT

            THIS SECURITY AGREEMENT (the "Security Agreement") is entered into as of October 8, 1999, between Epix Medical, Inc., a Delaware corporation, with its principal executive offices in Cambridge, Massachusetts (the "Debtor"), and Mallinckrodt Inc., a Delaware corporation, with its principal offices in St. Louis, Missouri (the "Secured Party ").

            WHEREAS, on and as of the date hereof, the Debtor has executed and delivered to Secured Party a certain Non-Negotiable Promissory Note ("Note") with a maximum principal amount of Nine Million Five Hundred Thousand Dollars ($9,500,000) (such promissory note, and any and all amendments, modifications, extensions, restatements, renewals, refinancings and/or replacements thereof from time to time being herein referred to as the "Note");

            WHEREAS, the indebtedness evidenced by the Note will be secured as provided in Section 6 thereof and as consistently hereinafter provided; and

            WHEREAS, Debtor, in consideration of and in order to induce Secured Party, from time to time and in accordance with the procedures and limitations set forth in the Note, to make advances aggregating to a maximum of Nine Million Dollars ($9,500,000), has determined that it is in the best interest of Debtor to execute, deliver and perform this Security Agreement;

            NOW, THEREFORE, for valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the Debtor and the Secured Party hereby agree as follows:

            1. Definitions. As used in this Security Agreement, and in addition to terms defined elsewhere in this Security Agreement, the term "Secured Assets" shall mean and include all of Debtor's intellectual property, and Debtor's interests therein of every kind and description, wherever located, now owned or hereafter acquired by the Debtor, and whether now existing or hereafter arising, including, without limitation, all patents and applications for patents (among them being those patents and applications for patents set forth on Schedule 1 attached hereto), trademarks, trademark applications, trade secrets and confidential and proprietary scientific and technical data and information.

            2. Definitions Incorporated. Ail capitalized terms used herein, unless otherwise specifically defined, shall have the meaning ascribed to such terms in the Note or in the Strategic Collaboration Agreement, as appropriate. In the event that the Note is from time to time amended or modified or any instrument is substituted in replacement thereof, such amendment, modification or substitution shall, from and after the date thereof, be included within the definition of the "Note" as used herein.


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            3. Security Interest. The Debtor hereby gives and grants to the
Secured Party a security interest in all the Secured Assets and all of their right, title and interest therein, whether now owned or existing or hereafter acquired or arising, together with all proceeds therefrom to secure (i) the payment of all principal of and interest heretofore or hereafter owing or outstanding on the Note (including any notes substituted therefor), (ii) the payment by the Debtor of all costs and expenses (including reasonable attorney's fees) incurred by the Secured Party in the collection of amounts due under the Note or in enforcing its rights under the Note or this Security Agreement and
(iii) the performance by the Debtor of all its obligations under the Note or this Security Agreement.

            4. Debtor Remains Liable. Anything herein to the contrary notwithstanding, (i) Debtor shall remain liable under all contracts and agreements included in the Secured Assets to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Security Agreement had not been executed, (ii) the exercise by the Secured Party of any of its rights hereunder shall not release Debtor from any of its duties or obligations under the contracts and agreements included in the Secured Assets, and (iii) the Secured Party shall not have any obligation or liability under the contracts and agreements included in the Secured Assets or be obligated to perform any of the obligations or duties of Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

            5. Records. Debtor will at all times keep accurate and complete records of all items included in the Secured Assets, and the Secured Party shall have the right at all reasonable times, without disruption to the business of the Debtor, to examine and inspect the same and to make copies thereof.

            6. Representations, Warranties and Covenants of the Debtor. With respect to the Secured Assets, Debtor hereby represents, warrants and covenants to the Secured Party as follows:

            (i) During the term of this Security Agreement, Debtor will have such rights of ownership or other rights to each item of the Secured Assets as Debtor has on and as of the date hereof; the same will be used solely in connection with the Debtor's business; all of the Secured Assets are free and clear of all liens and encumbrances whatsoever, including any security interests or collateral interests of any other party.

            (ii) Debtor will execute all financing statements and amendments and supplements thereto, if any, and will attend to the filing of any and all continuation statements, as may be reasonably requested by the Secured Party in order to continue the validity of the security interests of the Secured Party hereunder.

            (iii) Debtor shall, from time to time as requested by the Secured Party, take


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      such action and execute and deliver to the Secured Party all such instruments, supplements, further assurances and security or other agreements as may be reasonably required or reasonably requested by the Secured Party in order to perfect and continue the Secured Party's security interest in the Secured Assets hereunder.

            (iv) Debtor agrees to pay, and to save the Secured Party harmless from, any and all liabilities, costs and expenses (including, without limitation, reasonable legal fees and expenses) except those caused by wilful misconduct or gross negligence of the Secured Party (1) with respect to, or resulting from, any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Secured Assets, and (2) in connection with any of the transactions contemplated by this Security Agreement.

            (v) Debtor will not create, incur or permit to exist, and it will defend the Secured Assets against, and it will take such other action as is necessary to remove, any lien or claim on or to the Secured Assets, other than the liens created hereby, and, subject to the terms of any agreements relating to licensed Secured Assets, it will defend the right, title and interest of the Secured Party in and to any of the Secured Assets against the claims and demands of all persons whomsoever.

            (vi) Debtor will not sell, transfer, lease, license or otherwise dispose of any of the Secured Assets, except upon the advance written consent of the Secured Party.

            (vii) Debtor has the power to execute and deliver this Security Agreement and to perform its obligations hereunder and has taken all necessary action and has received all required consents (private and governmental) to authorize such execution, delivery and performance, and therefore this Security Agreement constitutes the legal, valid and binding obligation of the Debtor, enforceable against it and the Secured Assets in accordance with its terms. Furthermore, this Security Agreement does not and will not violate any judicial decree or order, or any rules or regulations of any federal, state or local government, or any branch, agency or instrumentality of same.

            (viii) The execution, performance and delivery of this Security Agreement does not violate or conflict with the terms or provisions of, or the Debtor's performance under, any agreement, document or instrument by which the Debtor is bound.

                  Notwithstanding anything to the contrary contained herein, including, without limitation, the provisions of clauses (i), (v) and (vi) of this Section 6, Debtor may, prior to the occurrence of an Event of Default, without the consent of the


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Secured Party, grant licenses to or under such of the Secured Assets as do not relate to EPIX s AngioMARK product, and any payments received by EPIX in connection with the grant of any such license (whether in the form of license fees, upfront payments, milestone payments, royalties or otherwise) shall not be considered proceeds covered by the security interest granted to the Secured Party hereunder; provided that, all proceeds from the grant of any such license that are received by the Debtor or which the Debtor is entitled to receive subsequent to the occurrence of an Event of Default shall be considered proceeds covered by the security interest granted to the Secured Party hereunder.

            7. Secured Party's Duties. The powers conferred on the Secured Party hereunder are solely to protect its interest in the Secured Assets and shall not impose any duty upon it to exercise any such powers. Secured Party shall have no obligation to preserve rights against prior parties.

            8. Default Remedies.

                  (a) Except as expressly and unambiguously set forth herein, this Security Agreement shall be deemed absolute and without conditions, and upon an Event of Default the Secured Party may enforce its rights with respect to the Secured Assets without first being required to attempt collection of any sums due from the Debtor. If an Event of Default shall occur and remain uncured (if it is curable by the express terms of the Note) for sixty (60) days after receipt of notice thereof by Debtor from the Secured Party, the Secured Party shall have the following rights:

            (i) to perform any defaulted covenant or agreement of this Security Agreement to such extent as the Secured Party shall reasonably determine and advance such moneys as it shall deem reasonably advisable for the aforesaid purpose and all moneys so advanced, together with interest thereon from the date advanced until paid at a rate per annum equal to the rate then in effect on the Note, shall be secured hereby and shall be repaid promptly after notice of the amount due without demand, provided, however, that nothing herein contained shall be construed to require the Secured Party to advance money for any of the aforesaid purposes;

            (ii) to notify all account debtors, to the extent permitted by applicable law or regulations, to pay directly to the Secured Party or otherwise as the Secured Party may specify all amounts they owe then or thereafter to Debtor until such time as the Secured Party has received all amounts to which it is entitled under the Note and this Security Agreement;

            (iii) to take control of any and all proceeds to which the Secured Party may be entitled under this Security Agreement, the Note, or under any applicable laws;


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            (iv) to take immediate possession of the Secured Assets and, with or without taking possession of the Secured Assets, to sell, lease or otherwise dispose of any or all of the Secured Assets, either at public or private sale, upon commercially reasonable terms, and the Secured Party may become the purchaser thereof at public sale; provided that, any sale may be adjourned at any time and from time to time to a reasonably specified time and place by announcement at the time and place of sale or by publication or otherwise of the time and place of such adjourned sale; provided further that, the proceeds of any sale shall be applied (1) first to the expenses of taking, holding and preparing for sale or disposition, and sale or disposition and the like (including reasonable attorneys' fees), (2) next to the principal and interest due under the Note and the other amounts secured under clauses (i) and (ii) of Section 3 hereof, (3) next to amounts secured under clause (iii) of Section 3 hereof, (4) next to the holder of any subordinate security interest therein if written notification of demand therefor is received and verified by the Debtor before distribution of the proceeds and (5) lastly, any surplus to Debtor and Debtor shall remain liable for any deficiency; and provided finally that, any such sale, public or private, may be made on credit at the option of the Secured Party;

            (v) to take immediate possession of the Secured Assets and to use or operate the Secured Assets in order to preserve the same or their value, and collect, receive and use all of the net profits from such use or operation to pay indebtedness secured by such Secured Assets; provided that, any continuing royalties or other similar amounts derived from the commercial sale of any products developed from the Secured Assets (as opposed to the sale of any products deriving from intellectual property that may be developed by the Secured Party after the termination hereof or after such time as there shall be the occurrence of an Event of Default hereunder, whichever occurs first) shall be deemed to be Operating Margin for purposes of Section 8.6 of the Strategic Collaboration Agreement; provided further that, any sale or license by the Secured Party of any intellectual property included in the Secured Assets to any third party shall be deemed to be solely for the account of the Secured Party and not in any manner or portion for the account of Debtor or distributable to Debtor under and pursuant to the terms of the Strategic Collaboration Agreement;

            (vi) to require Debtor, to the extent practicable, to assemble the Secured Assets and make them available to the Secured Party at such locations as the Secured Party shall reasonably designate;

            (vii) to enter all of the Debtor's facilities to remove the Secured Assets therefrom and take possession of the appropriate portions of the Debtor's books and records and computer hardware and software, and to use all of the same in a manner the Secured Party deems appropriate in order to preserve and sell or otherwise dispose of the Secured Assets;


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            (viii) to (without assuming any obligations or liability
      thereunder), at any time and from time to time, enforce against any licensee or sublicensee all rights and remedies of the Debtor in, to and under any patent licenses or trademark licenses included in the Secured Assets and, in the exercise of commercial reasonableness, take or refrain from taking any action under any such licenses, and the Debtor hereby releases the Secured Party free and harmless from and against any claims arising out of, any lawful action so taken or omitted to be taken under applicable law with respect thereto;

            (ix) to proceed to protect and enforce its rights under the Note and this Security Agreement by a suit or suits in equity or at law, whether for specific performance or observance of any terms, provisions, covenants or conditions herein or therein contained in aid of the execution of any power therein or herein granted, for any foreclosure hereunder or thereunder, or for the enforcement of any other proper legal or equitable remedy;

            (x) to exercise any such additional and/or different rights or remedies as are provided for in the Note; and

            (xi) to act as true and lawful attorney-in-fact of the Debtor, with full power of substitution, with full irrevocable power and authority in the place and stead of the Debtor, in the name of the Debtor, or in its own name, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be reasonably necessary or desirable to accomplish the purposes of this Security Agreement.

                  (b) The Secured Party shall have any and all other rights and remedies provided by law or equity, including, without limitation, the rights and remedies of a secured party. All of the Secured Party's rights and remedies will be cumulative, and no waiver of any default will affect any other subsequent default. The rights and remedies provided in this Security Agreement are cumulative, may be exercised concurrently or separately, may be exercised from time to time and in such order, without any marshalling, as the Secured Party shall determine. Nothing herein contained shall be construed as preventing the Secured Party from taking all reasonable and lawful actions to protect its interest in the event that liquidation, insolvency, bankruptcy, reorganization or foreclosure proceedings of any nature whatsoever affecting the property or assets of Debtor should be instituted. The Secured Party's sole duty with respect to the custody, safekeeping and physical preservation of the Secured Assets in its possession, shall be to deal with it in the same manner as the Secured Party deals with similar property for its own account. Neither the Secured Party, nor any of its respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Secured Assets or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Secured Assets upon


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the request of the Debtor or otherwise.

            9. General Provisions. (a) This Security Agreement and the security interests of the Secured Party in the Secured Assets created hereby shall cease and terminate only upon repayment in full of the principal and any accrued interest under and pursuant to the Note.

            (b) Debtor hereby waives all demands, notices, presentments, claims, defenses and protests of any kind, except as expressly and unambiguously provided herein and unless not permitted by applicable law, which might in any manner adversely affect the rights of Secured Party herein.

            (c) This Security Agreement shall be construed to be a contract made under and pursuant to the laws of New York, and all of the terms, covenants and conditions contained herein shall be governed by and construed in accordance with such laws, without giving effect to the conflict of laws principles contained in such laws.

            (d) This Security Agreement, all supplements hereto and all amendments hereof, shall inure to the benefit of and be binding upon the Debtor, the Secured Party, and their respective successors and assigns, but this Security Agreement may not be assigned by Debtor or the Secured Party without the advance written consent of the other party.

            (e) No course of dealing between the Debtor and the Secured Party or any delay on the part of the Secured Party in exercising any rights hereunder shall affect the rights of the Secured Party, on any future occasion, to insist on strict compliance with the terms hereof or to exercise any available remedy. No waiver by either party of any term, provision, covenant or condition contained in this Security Agreement, or of any breach of any such term, provision, covenant or condition, shall constitute a waiver by that party of any subsequent breach or justify or authorize the non-observance by the other party on any other occasion of such term, provision, covenant or condition contained in this Security Agreement.

            (f) The invalidity or unenforceability of any term or condition hereof shall not affect the validity or enforceability of any other term or condition hereof or of this Security Agreement as a whole.

            (g) In the event of any conflict or inconsistency between the terms of the Note and those of this Security Agreement, the former shall prevail.

            (h) No remedy herein conferred upon the Secured Party is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy provided hereunder or now or hereafter existing at law or in equity.


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            IN WITNESS WHEREOF, the parties have caused this Security Agreement to be executed in St. Louis, Missouri at the time first above written by their officers thereunto duly authorized.


                                           MALLINCKRODT INC.
                                           ("SECURED PARTY")


                                           By : /s/ Richard T. Haggons
                                               --------------------------


                                           EPIX MEDICAL, INC.
                                           ("DEBTOR")

                                           By : /s/ Michael D. Webb
                                               --------------------------
                                               Michael D. Webb, President


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